                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) JULY 15, 2003
                                                          -------------


                             TELENETICS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          CALIFORNIA                 0-16580                    33-0061894
          ----------                 -------                    ----------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)



       25111 ARCTIC OCEAN DRIVE, LAKE FOREST, CALIFORNIA CALIFORNIA 92630
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code        (949) 455-4000
                                                       --------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      EXHIBITS.

                  Exhibit
                    No.           Description
                    ---           -----------

                  99.1 Press release dated July 15, 2003 related to the announcement of revenue for the second quarter ended June 30, 2003

ITEM 9. REGULATION FD DISCLOSURE - INFORMATION FURNISHED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The information contained in Items 7 and 9 of this current report is being furnished pursuant to "Item 12 - Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section. The information contained in Items 7 and 9 of this current report shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing and regardless of any general incorporation language in such filing.

     On July 15, 2003, Telenetics Corporation issued a press release announcing revenue for the second quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this current report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 21, 2003                 TELENETICS CORPORATION

                                     By: /s/ DAVID L. STONE
                                         ---------------------------------------
                                         David L. Stone, Chief Financial Officer

                   EXHIBITS FILED WITH THIS REPORT ON FORM 8-K

         Exhibit
            No.            Description
            ---            -----------

            99.1 Press release dated July 15, 2003 related to the announcement of revenue for the second quarter ended June 30, 2003